MET INVESTORS SERIES TRUST

SUPPLEMENT DATED JUNE 10, 2009

TO THE

PROSPECTUSES DATED MAY 1, 2009

BLACKROCK HIGH YIELD PORTFOLIO

This Supplement is made as of June 10, 2009 to the Prospectuses of Met Investors Series Trust (the “Trust”) dated May 1, 2009.

The information appearing under the heading “Management—The Advisers” in the Trust’s Prospectuses regarding the portfolio managers of the BlackRock High Yield Portfolio (the “Portfolio”) is deleted in its entirety and replaced with the following:

■

The Portfolio is managed by a team of investment professionals at BFM. James Keenan, Managing Director of BFM since 2004, Mitchell Garfin, Managing Director of BFM since 2007, and Derek Schoenhofen, Managing Director of BFM since 2006 are co-portfolio managers of the Portfolio and are primarily responsible for the day-to-day management of the Portfolio.

■

Mr. Keenan, CFA, is co-head of the high yield team within BFM’s Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. Prior to joining BFM in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004.

■	Mr. Garfin, CFA, has served as a portfolio manager at BFM since 2005 and as a credit research analyst in BFM’s Portfolio Management Group from 2000 to 2005.

■	Mr. Schoenhofen has served as a member of BFM’s Portfolio Management Group from 2000 to 2006.

■	Mr. Keenan has been a portfolio manager of the Portfolio since 2007 and Messrs. Garfin and Schoenhofen have been portfolio managers of the Portfolio since 2009.

Date: June 10, 2009